Exhibit 99.1

Heinz Announces Successful Completion of its Consent Solicitation
with Respect to 7.125% Guaranteed Notes Due 2039

March 21, 2013

PITTSBURGH--(BUSINESS WIRE)-- H. J. Heinz Company (NYSE: HNZ) (“Heinz”) announced today that its subsidiary H. J. Heinz Finance Company (“Heinz Finance”) has received the consents necessary to effect certain amendments (the “Amendments”) to the 7.125% Guaranteed Notes Due 2039 (CUSIP No. 42307T AH1) issued by Heinz Finance and fully, unconditionally and irrevocably guaranteed by Heinz (the “Notes”).

The Amendments (a) amend the definition of “Change of Control” contained in the Notes and (b) add a definition of “Permitted Holder” to the Notes. The effect of the Amendments is to waive Heinz Finance’s obligation under the Notes to make a change of control offer to repurchase the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, upon consummation of Heinz’s pending merger with Hawk Acquisition Sub, Inc., an entity affiliated with Berkshire Hathaway Inc. and 3G Capital Partners Ltd. (the “Merger”), and to make certain other changes to the definition of “Change of Control”. The effectiveness of the Amendments is not a condition to the completion of the Merger, although the Merger remains subject to shareholder and regulatory approvals and other customary closing conditions.

Heinz Finance received the consents of holders of a majority of the aggregate principal amount of the Notes prior to the expiration time of 5:00 p.m., New York City time, on March 21, 2013. As a result, Heinz Finance, Heinz and The Bank of New York Mellon (“the Trustee”) have entered into the First Supplemental Indenture to the Indenture, dated as of July 6, 2001, by and among Heinz Finance, Heinz, as guarantor, and the Trustee, which effects the Amendments.

Heinz Finance will make cash payments of $10.00 for each $1,000 in aggregate principal amount of Notes for which a consent was validly delivered in accordance with the terms and conditions of the Consent Solicitation Statement, dated March 13, 2013, as amended by Supplement No. 1 to the Consent Solicitation Statement, dated March 18, 2013.

This announcement is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any Notes or any other securities. This announcement is also not a solicitation of consents with respect to the Amendments or any securities.

Cautionary Statement Regarding Forward-Looking Statements

This press release and our other public pronouncements contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with an entity formed by Berkshire Hathaway and 3G Capital,
•	the failure to receive, on a timely basis or otherwise, the required approvals by Heinz’s shareholders and government or regulatory agencies with regard to the merger agreement,
•	the risk that a closing condition to the merger agreement may not be satisfied,
•	the failure of the buyer to obtain the necessary financing in connection with the merger agreement,
•	the ability of Heinz to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners pending the consummation of the proposed merger agreement,
•	sales, volume, earnings, or cash flow growth,
•	general economic, political, and industry conditions, including those that could impact consumer spending,
•	competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, and energy costs,
•	competition from lower-priced private label brands,
•
increases in the cost and restrictions on the availability of raw materials, including agricultural commodities and packaging materials, the ability to increase product prices in response, and the impact on profitability,

•	the ability to identify and anticipate and respond through innovation to consumer trends,
•	the need for product recalls,
•	the ability to maintain favorable supplier and customer relationships, and the financial viability of those suppliers and customers,
•	currency valuations and devaluations and interest rate fluctuations,
•	changes in credit ratings, leverage, and economic conditions and the impact of these factors on our cost of borrowing and access to capital markets,
•
our ability to effectuate our strategy, including our continued evaluation of potential opportunities, such as strategic acquisitions, joint ventures, divestitures, and other initiatives, our ability to identify, finance, and complete these transactions and other initiatives, and our ability to realize anticipated benefits from them,

•	the ability to successfully complete cost reduction programs and increase productivity,
•	the ability to effectively integrate acquired businesses,
•	new products, packaging innovations, and product mix,

•	the effectiveness of advertising, marketing, and promotional programs,
•	supply chain efficiency,
•	cash flow initiatives,
•	risks inherent in litigation, including tax litigation,
•
the ability to further penetrate and grow and the risk of doing business in international markets, particularly our emerging markets; economic or political instability in those markets, strikes, nationalization, and the performance of business in hyperinflationary environments, in each case such as Venezuela; and the uncertain global macroeconomic environment and sovereign debt issues, particularly in Europe,

•	changes in estimates in critical accounting judgments and changes in laws and regulations, including tax laws,
•	the success of tax planning strategies,
•	the possibility of increased pension expense and contributions and other people-related costs,
•	the potential adverse impact of natural disasters, such as flooding and crop failures, and the potential impact of climate change,
•	the ability to implement new information systems, potential disruptions due to failures in information technology systems, and risks associated with social media,
•
with regard to dividends, dividends must be declared by the Board of Directors and will be subject to certain legal requirements being met at the time of declaration, as well as our Board’s view of our anticipated cash needs, and

•
other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in Heinz’s Annual Report on Form 10-K for the fiscal year ended April 29, 2012 and reports on Forms 10-Q thereafter.

The forward-looking statements are based on management’s current views and assumptions regarding future events and speak only as of their dates. Heinz undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

ABOUT HEINZ: H. J. Heinz Company, offering “Good Food Every Day”™ is one of the world’s leading marketers and producers of healthy, convenient and affordable foods specializing in ketchup, sauces, meals, soups, snacks and infant nutrition. Heinz provides superior quality, taste and nutrition for all eating occasions whether in the home, restaurants, the office or “on-the-go.” Heinz is a global family of leading branded products, including Heinz® Ketchup, sauces, soups, beans, pasta and infant foods (representing over one third of Heinz’s total sales), Ore-Ida® potato products, Weight Watchers® Smart Ones® entrées, T.G.I. Friday’s® snacks, and Plasmon infant nutrition. Heinz is famous for its iconic brands on six continents, showcased by Heinz® Ketchup, The World’s Favorite Ketchup®.

Copyright (c) 2013

CONTACTS:
H. J. Heinz Company
Michael Mullen, 412-456-5751
Michael.mullen@us.hjheinz.com

Source: H. J. Heinz Company